PROMISSORY NOTE

$150,000.00	September 7, 2017

FOR VALUE RECEIVED, XFit Brands, Inc., a Nevada corporation (“Borrower”), hereby promises to pay to the order of GCP, Inc., a Colorado corporation (hereinafter referred to, together with each subsequent holder hereof, as “Lender”), in lawful money of the United States and in the principal sum of One Hundred Fifty Thousand and no/100 Dollars ($150,000.00), or so much thereof as may be outstanding from time to time, together with all accrued and unpaid interest thereon, in the amounts, at the times, in the manner and subject to the terms and conditions set forth in this Promissory Note (this “Note”).

1. Payment; Principal and Interest.

(a) Principal and Interest Repayment. The principal amount of this Note shall be payable, together with accrued and unpaid interest thereon, on June 30, 2018 (the “Maturity Date”). The principal amount of this Note shall bear interest at a rate of [ten] percent (10%) per annum, which shall be payable on the Maturity Date. Interest shall be calculated on the basis of a 365/366-day year for the actual number of days elapsed.

(b) Limitations on Interest Rates. Notwithstanding any provision in this Note to the contrary, the total liability for payments in the nature of interest shall not exceed the applicable limits imposed by any applicable federal or state interest rate laws. If any payments in the nature of interest, additional interest and other charges made hereunder are held to be in excess of the applicable limits imposed by any applicable federal or state law, the amount held to be in excess shall be considered payment of principal under this Note and the indebtedness evidenced hereby shall be reduced by such amount so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by any applicable federal or state interest rate laws.

2. Advances. Advances under this Note shall be made in sufficient amounts to fund the principal amount hereof. All advances by Lender to Borrower hereunder and all payments made on account of principal hereof shall be recorded by Lender, and prior to any transfer thereof, endorsed by Lender on Exhibit A attached hereto, which is a part of this Note. The aggregate amount of principal outstanding shall not at any time exceed the principal amount of this Note.

Lender is authorized to record on appropriate records of Lender, in the form attached hereto as Exhibit A, the date and· the amount of the advance made by Lender pursuant to this Note, each continuation thereof, and the date and amount of each payment or prepayment of principal and interest thereof. Any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure of Lender to make any such recordation (or any error in such recordation) shall not affect the obligations of Borrower hereunder.

3. No Setoff. Each payment hereunder, whether for principal, interest or otherwise, shall be made without setoff, counterclaim, defense, condition, or reservation of right.

4. Prepayments. This Note may be prepaid in whole or in part at any time and from time to time without premium or penalty. All money paid toward the satisfaction of this Note shall be applied first to the payment of accrued and unpaid interest and then to the retirement of the principal.

5. Default. Each of the following events shall be an “Event of Default” hereunder:

(a) Borrower fails to pay timely any of the principal and any accrued interest or other amounts due under this Note when the same becomes due and payable;

(b) Borrower files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law, or any other law for the relief of, or relating to, debtors, now or hereafter in effect; applies for or consents to the appointment of a custodian, receiver, trustee, sequestrator, conservator or similar official for Borrower or for a substantial part of Borrower’s assets; makes a general assignment for the benefit of creditors; becomes unable to, or admits in writing its inability to, pay its debts generally as they come due; or takes any corporate action in furtherance of any of the foregoing; and

(c) An involuntary petition is filed against Borrower (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, sequestrator, conservator, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Borrower.

Upon the occurrence of an Event of Default hereunder, Lender shall notify Borrower of the occurrence of such Event of Default and if Borrower does not cure the Event of Default within ten (10) days following the receipt of such notice, (i) all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Lender in the case of Sections 5(a), or automatically, in the case of Sections 5(b) or (c) be immediately due and payable by Borrower, and (ii) Lender may proceed to protect and enforce its right by suit in the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note or may proceed to enforce the payment of this Note or to enforce any other legal or equitable rights as Lender may have, including exercising any right or remedies available to Lender under this Note. In addition, any and all amounts (including principal, unpaid interest and reasonable costs and expenses of collection) outstanding hereunder after a default shall bear interest from the date due until paid at a rate equal to the rate provided for in Section l(a) plus two percent (2%) per annum. The rights and remedies of Lender under this Note shall be cumulative and not alternative.

6. Waiver; Representations and Expenses. Borrower waives presentment, notice of dishonor, protest and notice of protest of this Note and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note, and shall pay out-of-pocket costs and expenses of collection when incurred by Lender, including, without limitation, attorneys’ fees and expenses. No extension nor indulgence granted from time to time shall be construed as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of the rights of Lender herein.

7. Governing Law. This Note, and disputes or controversies arising hereunder, and the rights and obligations of the parties under this Note, shall be governed by, and construed and interpreted in accordance with, the law of the State of Colorado without regard to conflicts of law principles.

8. Headings. Section headings in this Note are included herein for convenience of reference only and shall not constitute a part of this Note for any other purpose or given any substantive effect.

9. Severability. Whenever possible, each provision of this Note shall be interpreted in such a manner as to be valid, legal and enforceable under the applicable law of any jurisdiction. Without limiting the generality of the foregoing sentence, in case any provision of this Note shall be invalid, illegal or unenforceable under the applicable law of any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

10. Amendments and Waivers. No amendment, modification, forbearance or waiver of any provision of this Note shall be effective unless the same shall be in writing and signed by Lender and Borrower.

11. Notices. Except as otherwise provided herein, all notices, requests and demands to or upon a party to this Note to be effective shall be in writing and shall be deemed validly given upon receipt thereof, whether by personal delivery, U.S. mail, overnight courier, fax, e mail or other electronic communication or otherwise, in each case addressed as follows:

If to Lender:

GCP, Inc.
2944 Zuni Street, Unit C
Denver, CO 80211
Attention: Greg Barrow
Phone: (720) 200-4500

Email: jgb@generalcapitalpartners.com

If to Borrower:

XFit Brands, Inc.
25731 Commercentre Drive.
Lake Forest, California 92630
Attention: Board of Directors
Phone: (949) 916-9680

With copies (which shall not constitute notice) to: Joseph P. Galda, Esq.
J.P. Galda & Co.
1055 Westlakes Dr., Suite 300
Berwyn, PA 19087
Phone: (215) 815-1534
Email: jpgalda@jpgaldaco.com

or to such other address, fax number or email address as each party may designate for itself by like notice give in accordance with this Section 11.

12. Successors and Assigns. The provisions of this Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrower may not assign or transfer any of its respective rights or obligations under this Note without the consent of the Lender.

13. Consent to Forum. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF LENDER OR BORROWER SHALL BE BROUGHT AND MAINTAINED IN THE DISTRICT COURT OF LARIMER COUNTY, COLORADO. LENDER AND BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE NONEXCLUSIVE JURJSDICTION OF THE DJSTRICT COURT OF LARIMER COUNTY, COLORADO, FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. LENDER AND BORROWER FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF COLORADO AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 11. LENDER AND BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

14. Waiver of Jury Trial. LENDER AND BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF LENDER AND BORROWER.

IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed and delivered as of the date first written above.

BORROWER

XFIT BRANDS, INC.

Brent David Willis
Chairman

[SIGNATURE PAGE- GCP NOTE]

Exhibit A to Promissory Note

Dated September 8, 2017

Schedule of Borrowings and Payments

Borrowings
Date	Amount

September 8, 2017	$45,000.00

Total	$45,000.00

Payments

Amount of Principal
Pate	Paid or Repaid	Unpaid Principal Balance	Notation Made